UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2015

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d)    On January 6, 2015, Ms. Joanne M. Maguire and Dr. Rouzbeh Yassini-Fard were elected to the Board of Directors of Visteon Corporation (the “Company”). The Company’s press release relating to the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Ms. Maguire and Dr. Yassini-Fard are expected to be appointed to one or more committees of the Board at a subsequent date. Ms. Maguire and Dr. Yassini-Fard will receive stock unit awards under the Company’s Non-Employee Director Stock Unit Plan and annual cash retainers, each as described in the Company’s 2014 proxy statement.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

99.1                   Press release dated January 6, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: January 9, 2015	By:	/s/ Peter M. Ziparo
Peter M. Ziparo
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Press Release dated January 6, 2015.